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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 24, 2000

                             VA LINUX SYSTEMS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      DELAWARE                     000-28369                     77-0399299
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 (STATE OR OTHER            (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER
  JURISDICTION OF                                           IDENTIFICATION NO.)
 INCORPORATION OR
  ORGANIZATION)

                               1382 BORDEAUX DRIVE
                           SUNNYVALE, CALIFORNIA 94089
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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 542-8600

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

        On February 24, 2000, VA Linux Systems, Inc., a Delaware Corporation ("VA Linux"), reported financial results for its second quarter ended January 28, 2000. On February 25, 2000, VA Linux issued an additional press release regarding its earnings for its second quarter ended January 28, 2000.

        The press release announcing the financial results is filed as Exhibit
99.1 hereto.

        The conference call script discussing the financial results is filed as
Exhibit 99.2 hereto.

        The press release discussing the earnings per share is filed as Exhibit
99.3 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     Exhibits.

                99.1    Text of Press Release dated February 24, 2000.

                99.2    Text of Conference Call Script dated February 24, 2000.

                99.3    Text of Press Release dated February 25, 2000.



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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VA LINUX SYSTEMS, INC.
                                       a Delaware corporation

Dated: March 2, 2000                   By:   /s/ Larry M. Augustin
                                          --------------------------------
                                             Larry M. Augustin
                                             President and Chief Executive
                                             Officer


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                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
99.1                Text of Press Release dated February 24, 2000.

99.2                Text of Conference Call Script dated February 24, 2000.

99.3                Text of Press Release dated February 25, 2000.